UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
December 1, 2005
Date of Report (Date of earliest event reported)

ANTIGENICS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Fifth Avenue, Suite 2100
New York, NY 10111 (Address of principal executive offices)	10111 (Zip Code)
212-994-8200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
          On December 1, 2005, the Board of Directors of Antigenics Inc. (the “Company”) ratified the recommendation of the Compensation Committee and appointed Bruce Leicher, Vice-President General Counsel. In connection with the appointment, Mr. Leicher entered into an Employment Agreement with the company effective November 28, 2005. The full text of the agreement is filed as an exhibit to this current report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
The following exhibit is filed herewith:
10.1	Employment agreement dated November 28, 2005 between Antigenics Inc. and Bruce Leicher

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date: December 2, 2005	By: /s/ Garo H. Armen

Garo H. Armen, Ph.D.
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Employment agreement dated November 28, 2005 between Antigenics Inc. and Bruce Leicher